United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934

March 25, 2009
(Date of Report)

GetFugu, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State of incorporation)	333-143845 (Commission File Number)	20-8658254 (IRS Employer Number)

143 Rowayton Ave Rowayton, CT (Address of principal executive offices)	06853 Zip Code

(203) 354-6510 (Registrant’s telephone number, including area code)
Madero, Inc. (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01	Financial Statements and Exhibits.
SIGNATURES

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 25, 2009 Madero, Inc. (the “Company”) has amended its Articles of Incorporation to change its name to GetFugu, Inc.  Disclosure of this action was previously disclosed by the Company in an Information Statement on Schedule 14C.

Item 8.01                      Other Events

In conjunction with the Amendment to its Articles of Incorporation, as described in Item 5.03 above, effective March 25, 2009 the Company’s trading symbol on the Over The Counter Bulletin Board will be “GFGU.”

Item 9.01                      Financial Statements and Exhibits.

(d)            Exhibits.

3.1	Certificate of Amendment to Articles of Incorporation filed March 5, 2009.
3.2	Certificate of Correction filed March 17, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 25, 2009	MADERO, INC.

/s/Jason Irwin
Jason Irwin President